                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 17, 1996 related to BA Merchant Services-- Asia, in Amendment No. 1 to the Registration Statement (Form S-1, No. 333-13985) and related Prospectus of BA Merchant Services, Inc. for the registration of shares of its Class A Common Stock.

                                          /s/ Ernst & Young

Hong Kong

November 21, 1996